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                                                       Schedule to Exhibit 10.16


                           MORRISON KNUDSEN CORPORATION

              SCHEDULE OF SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENTS


              NAME                     DATE OF AGREEMENT
              ----                     -----------------
              Agee, William J.         April 2, 1991
              Chmiel, Kenneth W.       August 3, 1990
              Fearon, Joseph G.        August 3, 1990
              Gorman, Edmund J.        August 3, 1990
              Grant, Stephen R.        April 13, 1989
              Sarsten, Gunnar E.       October 10, 1990
              Tinstman, Robert A.      August 3, 1990
              Williams, G. Bretnell    August 3, 1990